ASSET RETIREMENT OBLIGATIONS	12 Months Ended
Dec. 31, 2012
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligation Disclosure [Text Block]
ASSET RETIREMENT OBLIGATIONS

The following table presents the changes in carrying amounts of the asset retirement obligations associated with our working interest in natural gas and crude oil properties:

	2012	2011
	(in thousands)

Balance beginning of year, January 1	$46,566	$28,047
Obligations incurred with development activities and assumed with acquisitions	14,169	9,625
Accretion expense	4,060	1,897
Obligations discharged with disposal of properties and asset retirements	(2,232)	(990)
Deconsolidation of PDCM and change in ownership interest	—	(916)
Revisions in estimated cash flows	—	8,903
Balance end of year, December 31 (1)	62,563	46,566
Less current portion	(1,000)	(250)
Long-term portion	$61,563	$46,316

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(1)	Includes $2 million as of December 31, 2011 related to assets held for sale.
The revisions in estimated cash flows during 2011 were due to changes in estimates of costs for materials and services related to the plugging and abandonment of wells in the two fields where we currently conduct the majority of our operations. These cost increases related mostly to the costs of cement and construction materials and third-party and internal support services on a per well basis. The revision in the asset retirement obligation did not have an immediate effect in the 2011 statement of operations as the increase in the revised obligation will be accreted and the offsetting capitalized amount will be depreciated over the useful lives of respective wells.